VESSELS	12 Months Ended
Dec. 31, 2020
VESSELS [Abstract]
VESSELS
4.	VESSELS

Vessels consists of the carrying value of 23 vessels for the year ended December 31, 2020 and December 31, 2019, respectively. Vessels includes capitalized drydocking costs.

All figures in USD ‘000	2020	2019
Vessels Cost as of January 1	1,309,618	1,307,087
Additions Vessels	6,845	2,531
Disposals Vessels	-	-
Drydocking Cost as of January 1	59,949	52,331
Additions Drydocking	22,278	7,618
Disposals Drydocking	-	-
Total Cost Vessels and Drydocking	1,398,690	1,369,567
Less Accumulated Depreciation	(537,348)	(469,570)
Less Accumulated Impairment Loss on Vessels	-	-
Net Book Value Vessels as of December 31	861,342	899,997

The Company has taken ten vessels through periodical maintenance surveys in 2020.

The Company has in 2020 paid $11.0 million related to the shipbuilding contracts for the two newbuildings to be delivered in 2022 from Samsung shipyard in South Korea. The payment is presented in the consolidated balance sheets as Vessels under Construction. The remaining commitments under these contracts are $99.0 million in total. 17% of the remaining installments are due in 2021 and 83% in 2022. We refer to footnote 9 for further information related to the financing of the newbuildings.

Impairment Loss on Vessels

The Company has not recorded any impairment loss on vessels for the year ended December 31, 2020. The Company recorded an impairment loss of $0.0 million and $2.2 million for the years ended December 31, 2019 and December 31, 2018, respectively.

The Company reviewed its vessels for impairment on an asset by asset basis. In determining whether the assets are recoverable, the Company compared the estimate of the undiscounted cash flows expected to be generated by the assets to its carrying value. As of December 31, 2020, it was determined that the sum of the undiscounted cash flows for each vessel exceeded its carrying value and no impairment was recorded.

In developing estimates of future undiscounted cash flows, we made assumptions and estimates based on historical trends as well as future expectations. The most important assumption in determining undiscounted cash flows are the estimated charter rates. Charter rates are volatile and the analysis is based on market rates obtained from third parties, in combination with historical achieved rates by the Company.